Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
September 30, 1999



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.5668%


        Excess Protection Level
          3 Month Average  4.95%
          September, 1999  4.83%
          August, 1999  4.87%
          July, 1999  5.15%


        Cash Yield                                  18.00%


        Investor Charge Offs                        4.60%


        Base Rate                                   8.57%


        Over 30 Day Delinquency                     4.90%


        Seller's Interest                           6.99%


        Total Payment Rate                          14.16%


        Total Principal Balance                     $45,780,732,257.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,198,912,739.27